EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.01 par value, of Education Management Corporation and further agree to the filing of this agreement as an Exhibit thereto.  In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13G.

Dated: February 13, 2012

PROVIDENCE EQUITY PARTNERS V L.P.

By:	Providence Equity Partners GP V L.P., its general partner

By:	Providence Equity Partners V L.L.C., its general partner

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Class A Member

PROVIDENCE EQUITY PARTNERS V-A L.P.

By:	Providence Equity Partners GP V L.P., its general partner

By:	Providence Equity Partners V L.L.C., its general partner

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Class A Member

PROVIDENCE EQUITY PARTNERS IV L.P.

By:	Providence Equity GP IV LP, its general partner

By:	Providence Equity Partners IV L.L.C., its general partner

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Class A Member

Page 27 of 31 pages

PROVIDENCE EQUITY OPERATING PARTNERS IV L.P.

By:	Providence Equity GP IV LP, its general partner

By:	Providence Equity Partners IV L.L.C., its general partner

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Class A Member

PROVIDENCE EQUITY GP V L.P.

By:	Providence Equity Partners V L.L.C., its general partner

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Class A Member

PROVIDENCE EQUITY PARTNERS V L.L.C.

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Class A Member

PROVIDENCE EQUITY GP IV L.P.

By	Providence Equity Partners IV L.L.C., its general partner

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Class A Member

Page 28 of 31 pages

PROVIDENCE EQUITY PARTNERS IV L.L.C.

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Class A Member

PEP EDMC L.L.C.

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Class A Member

PROVIDENCE EQUITY PARTNERS L.L.C.

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Class A Member

PROVIDENCE EQUITY PARTNERS IV, INC.

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Senior Managing Director and Executive Vice President

PROVIDENCE EQUITY PARTNERS V, INC.

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Senior Managing Director and Executive Vice President

Page 29 of 31 pages

By	/s/ Jonathan M. Nelson
	Name:	Jonathan M. Nelson

By	/s/ Glenn M. Creamer
	Name:	Glenn M. Creamer

By	/s/ Paul J. Salem
	Name:	Paul J. Salem

By	/s/ Peter O. Wilde
	Name:	Peter O. Wilde

Page 30 of 31 pages